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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)   April 1, 1999


                        Great Pines Water Company, Inc.
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       (Exact name of small business issuer as specified in its charter)

           Texas                     1-12130            76-0203752
(State or other jurisdiction       (Commission      (I.R.S. Employer
     of incorporation)             File Number)     Identification No.)

          600 N. Shepherd, Suite #303 Houston, Texas           77007
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           (Address of principal executive offices)         (Zip Code)


    Registrant's telephone number, including area code    (713) 864-6688

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         (Former name or former address, if changed since last report.)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Please see the Registrant's recent press release filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed with this report on Form 8-K:

99.1     Press Release dated April 1, 1999.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Great Pines Water Company, Inc.

Date: April 1, 1999                 By:  Kevin F. Vigneaux
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                                    Kevin F. Vigneaux
                                    Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)


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